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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

STRATEGIC OPPORTUNITIES TRUST

     The "Investment Strategies" section of the Strategic Opportunities Trust is amended and restated as follows:

INVESTMENT STRATEGIES: The portfolio normally invests primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests the portfolio's assets primarily in common stocks.

     FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

     TEMPORARY DEFENSIVE INVESTING. The portfolio reserves the right to invest without limitations in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

                                      * * *

     The chart illustrating the one, five and 10 year performance of the Strategic Opportunities Trust in the "Performance" section of the Strategic Opportunities Trust is amended and restated as follows:

Performance(C)

                                           ONE      FIVE     TEN      DATE FIRST
                                           YEAR     YEARS    YEARS    AVAILABLE
Strategic Opportunities Trust Series I   -15.25%    5.75%    10.97%   06/18/1985
S&P 500(R)(A)                             -9.11%   18.35%    17.46%
Russell 3000(R)Index(A)                  -11.46%   10.14%    12.65%
Russell Midcap(R)Index(B)                 -5.62%   11.40%    13.58%

(A) Effective November 1, 2002, the portfolio's performance is compared against the Standard & Poor's 500SM (S&P500(R)) Index, rather than the Russell 3000(R) Index, due to changes in the portfolio's investment policies which resulted in a change to the portfolio's benchmark.

(B) Prior to May 1, 2002, the portfolio's performance was compared against the Russell Midcap Index.

(C) Series II shares were first offered January 28, 2002.
Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

                                      * * *

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Effective November 1, 2002, J. Fergus Shiel became the porfolio manager of the
Strategic Opportunities Trust. Mr. Shiel is vice president and portfolio manager for FMRC. Since joining FMR in 1989 and FMRC in 2001, Mr. Shiel has worked as a research analyst and manager.

                                      * * *

MFS INVESTMENT MANAGEMENT - Capital Opportunities Trust:

The following portfolio manager changes have been made to the Capital Opportunities Trust:

     Maura Shaughnessy will no longer manage the Capital Opportunities Trust. Effective immediately Ms. Shaughnessy is replaced by both Mr. S. Irfan Ali and Mr. Kenneth J. Enright.

     Irfan Ali is the current portfolio manager of the Strategic Growth Trust. He is a Senior Vice President at MFS and has been employed by MFS since 1993.

     Kenneth Enright is the current portfolio manager of the MFS Strategic Value retail mutual fund. He is a Senior Vice President at MFS and has been employed by MFS since 1986.


                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 1, 2002.